  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl F. Fahrenkrug, Chief Executive Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended June 30, 2012 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2012                           /s/ Carl F. Fahrenkrug
                                                                    Carl F. Fahrenkrug
                                                                    Chief Executive Officer

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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard L. Jones, Chief Financial Officer of Microwave Filter Company, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the quarterly Report on Form 10-Q of the Company for the period ended June 30, 2012 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2012                           /s/ Richard L. Jones
                                                                    Richard L. Jones
                                                                    Chief Financial Officer